UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2017 (June 9, 2017)

BALTIA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

New York	001-14519	11-2989648
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hangar G 169 NY-17K, Suite U-14 Newburgh, NY	12550
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (845) 787-4670

(Former name or former address, if changed since last report.)

804 Willow Run Airport

Ypsilanti, MI 48198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 11, 2017, Baltia Air Lines, Inc. (the “Company”) held a special meeting of stockholders (the “Meeting”) at which the Company’s stockholders voted on: (i) a proposal to amend the Company’s certificate of incorporation to change its name from “Baltia Air Lines, Inc.” to “USGlobal Airways, Inc.,” such name change to occur at such time and date, as determined by the Company’s Board of Directors (the “Board”) (the “Name Change Proposal”) and (ii) a proposal to amend Article III of the Company’s certificate of incorporation to effect a reverse stock split of the Company’s capital stock at a ratio of between one-for-25 and one-for-50, with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”). The Meeting was properly adjourned until June 9, 2017 to permit the receipt of additional votes in connection with the approval of the Name Change Proposal and the Reverse Split Proposal. Stockholders of record at the close of business on April 20, 2017 were entitled to one vote for each share of common stock and 38,461 votes per share of Series C Convertible Preferred Stock, both the Common Stock and Series C Preferred Stock voting as one class.  On April 20, 2017, there were 9,442,175,250 shares of common stock issued and outstanding and 4,100 shares of Series C Convertible Preferred Stock issued and outstanding.

Proposal No. 1 – Name Change

The voting results on the amendment to the Company’s certificate of incorporation to change its name from “Baltia Air Lines, Inc.” to “USGlobal Airways, Inc.” were as follows:

Votes For	Votes Against	Abstentions
5,452,872,005	30,981,247	7,185,851

Proposal No. 2 – Reverse Stock Split

The voting results on the amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s capital stock at a ratio of between one-for-25 and one-for-50 were as follows:

Votes For	Votes Against	Abstentions
5,054,068,816	408,484,856	28,128,868

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baltia Air Lines, Inc.

Date: June 13, 2017	By:	/s/ Anthony D. Koulouris
Anthony D. Koulouris
President